Homestead Funds, Inc.

Supplement Dated August 14, 2009
To the Prospectus Dated May 1, 2009

This supplement revises certain information regarding the Daily Income Fund (the “Fund”) contained in the above-referenced Prospectus.  Please read this supplement carefully and keep it with your Prospectus for future reference.  You may obtain copies of the Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free (800) 258-3030, by visiting Homestead Funds’ website at www.homesteadfunds.com, or by writing to Homestead Funds, Inc., Attn: Investments Division, 4301 Wilson Boulevard, INV8-305, Arlington, Virginia 22203.

In light of current economic and market conditions, and in an effort to maintain a positive net yield for the Fund, effective August 14, 2009, RE Advisers Corporation (“RE Advisers”) has voluntarily agreed to waive fees or reimburse expenses to assist the Fund in attempting to maintain a positive yield.  There is no guarantee that the Fund will maintain a positive yield.  This voluntary arrangement, which is in addition to the contractual waiver already in place with respect to the Fund, may be revised, discontinued or re-continued at any time.

Accordingly, footnote (f) to the “Annual Fund Operating Expenses” table on page 25 of the Prospectus is revised as follows”

(f)
Expenses may be waived pursuant to an expense limitation agreement between RE Advisers and the Funds.  This contractual waiver is for a one-year period ending April 30, 2010.  At that time, the waiver may be renewed.  In addition, effective August 14, 2009, RE Advisers has voluntarily agreed to waive fees or reimburse expenses to the extent necessary to assist the Fund in attempting to maintain a positive yield.  There is no guarantee that the Daily Income Fund will maintain a positive yield.  This voluntary arrangement may be revised, discontinued or re-continued at any time.

Homestead Funds, Inc.

Supplement Dated August 14, 2009
To the Statement of Additional Information Dated May 1, 2009

This supplement updates certain information regarding the Daily Income Fund contained in the above-referenced Statement of Additional Information (“SAI”).  Please read this supplement carefully and keep it with your SAI for future reference.  You may obtain copies of the Prospectus and SAI free of charge, upon request, by calling toll-free (800) 258-3030, by visiting Homestead Funds’ website at www.homesteadfunds.com, or by writing to Homestead Funds, Inc., Attn: Investments Division, 4301 Wilson Boulevard, INV8-305, Arlington, Virginia 22203.

Effective August 14, 2009, RE Advisers Corporation (“RE Advisers”) has implemented a voluntary fee waiver and expense reimbursement arrangement with respect to the Daily Income Fund.  Accordingly, the following paragraph replaces the second paragraph after the second table on page 24 of the SAI:

Additionally, for the Daily Income Fund, in light of current economic and market conditions, effective August 14, 2009, RE Advisers has implemented a voluntary fee waiver and expense reimbursement arrangement.  Under this voluntary arrangement, RE Advisers has agreed to waive fees or reimburse expenses to assist the Daily Income Fund in attempting to maintain a positive yield.  There is no guarantee that the Daily Income Fund will maintain a positive yield.  This voluntary arrangement, which is in addition to the contractual waiver already in place with respect to the Daily Income Fund, may be revised, discontinued or re-continued at any time.